SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                              ---------------------


                         April 30, 2003 (April 25, 2003)
--------------------------------------------------------------------------------
                Date of Report (Date of earliest event reported)


                              Zions Bancorporation
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Utah                       0-2610                     87-0227400
-------------------  ---------------------------------  ------------------------
      (State of            (Commission File Number)         (IRS Employer
    incorporation)                                        Identification No.)



    One South Main, Suite 1134, Salt Lake City, Utah          84111
--------------------------------------------------------------------------------
(Address of principal executive offices)                    (Zip Code)


                                (801) 524-4787
                        -------------------------------
                        (Registrant's telephone number,
                             including area code)


                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of Zions Bancorporation (the "Company") under the Securities Act of 1933, as amended.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

            The following exhibit is furnished as part of this report:

            Exhibit 99.1 Press release dated April 25, 2003 announcing stock buyback and regular quarterly dividend

Item 9.     Regulation FD Disclosure

            A copy of the press release issued April 25, 2003 by the Registrant announcing the Board of Directors' authorization of a $50 million stock buyback and a $0.21 dividend payable May 28, 2003 is attached hereto as Exhibit 99.1.

                                    SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    ZIONS BANCORPORATION


                                    By: /s/   Clark B. Hinckley
                                       -----------------------------
                                       Name:  Clark B. Hinckley
                                       Title: Senior Vice President
                                              Investor Relations




Date: April 30, 2003